Prospectus Supplement November 1, 2005 to:	229447 10/05

PUTNAM VARIABLE TRUST

Prospectuses dated April 30, 2005

In the section entitled “Who manages the funds?” the information with respect to Putnam VT International New Opportunities Fund (to the extent that this prospectus otherwise offers this fund) is supplemented to reflect that the members of the International Growth Team primarily responsible for the day-to-day management of the fund’s portfolio are now solely Stephen P. Dexter (Portfolio Leader) and Denise D. Selden (Portfolio Member).

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